Exhibit 99.1

Novatel Wireless Announces First Quarter 2010 Financial Results

SAN DIEGO, CA — May 6, 2010 — Novatel Wireless, Inc. (NASDAQ: NVTL), a leading provider of wireless broadband access solutions, today reported financial results for the first quarter ended March 31, 2010.

	First Qtr ’10		First Qtr ’09		Fourth Qtr ’09
Revenues	$72.2M		$70.4M		$88.6M
GAAP Net Income (Loss)	$(3.4M	)	$(2.5M	)	$1.0M
GAAP EPS (Loss)	$(0.11)		$(0.08)		$0.03
Non-GAAP Net Income (Loss)	$(2.3M	)	$(1.1M	)	$2.3M
Non-GAAP EPS (Loss)	$(0.07)		$(0.04)		$0.07

“Our first quarter results were in-line with our guidance and reflect higher sales of our MiFi® Intelligent Mobile Hotspot products which represented 47% of total revenues,” said Peter Leparulo, chairman and CEO of Novatel Wireless. “Although we are experiencing price compression ahead of a product transition in our core products, we anticipate that both core and embedded products will return to growth in the second half of the year as we launch new content-delivery and innovative next generation 4G products.”

Recent Highlights

•	Won Best Non-handset Device in 2010 Mobile News Award for MiFi 2352

•	Launched MiFi 2372 with a2network and Inter Communications in Japan

•	Announced Expedite E120 High-Speed Embedded Module

•	Collaborated with Spirent Communications and AT4 on LTE Device Testing

•	Announced NovaDrive Cloud-based Storage Service

•	Signed WSA Distributing for Strategic Distribution of Novatel MiFi and USB Products

Novatel Wireless Announces First Quarter 2010 Results	Page 2 of 12

Second Quarter 2010 Business Outlook

The following statements are forward-looking and actual results may differ materially. Please see the section titled, “Cautionary Note Regarding Forward-Looking Statements” at the end of this press release. A more detailed description of these risk factors is included in the reports filed by the Company with the Securities and Exchange Commission (SEC).

The following summarizes the Company’s financial guidance for the second quarter of 2010, which is based on the Company’s current business outlook as of the date of this press release.

Second Qtr 2010
Revenues (in millions)	$70
Gross Margin	22%
GAAP Loss Per Share	$(0.12)
Adjustment:
Stock-based compensation expense	$0.04
Income Taxes (20%)	$(0.01)

Non-GAAP Loss Per Share	$(0.09)

Canadian Battery and Door Exchange Program

“We also want to address two reports we recently received from our Canadian customers of battery issues with our MiFi 2372 product. As a preventative measure, we implemented a battery and battery door exchange program for these customers. Reflected in our first quarter results is a warranty cost of $450,000 for estimated expenses associated with this program. In addition, we have taken proactive steps with our MiFi 2352 products and all units are shipping with the new battery door design. These issues do not involve the MiFi 2200 product, which represents approximately 90% of our MiFi shipments to date,” said Mr. Leparulo.

Conference Call Information

Novatel Wireless will host a conference call and live webcast for analysts and investors at 5:00 p.m. ET. For parties in the United States and Canada, call 877-941-4774 to access the conference call. International parties can access the call at 480-629-9760.

Novatel Wireless Announces First Quarter 2010 Results	Page 3 of 12

Novatel Wireless will offer a live webcast of the conference call, which will also include forward-looking information. The webcast will be accessible from the “Investor Relations” section of the Company’s website at www.novatelwireless.com. The webcast will be archived for a period of 90 days. A telephonic replay of the conference call will also be available two hours after the call and will run for two days. To hear the replay, parties in the United States and Canada should call 800-406-7325 and enter pass code 4282534. International parties should call 303-590-3030 and enter pass code 4282534. In addition, Novatel Wireless’ press release will be accessible from Novatel Wireless’ website before the conference call begins.

ABOUT NOVATEL WIRELESS

Novatel Wireless, Inc. is a leader in the design and development of innovative wireless broadband access solutions based on 3G and 4G wireless technologies. Novatel Wireless’ Intelligent Mobile Hotspot products, software, USB modems and embedded modules enable high-speed wireless Internet access on leading wireless data networks. The Company delivers specialized wireless solutions to carriers, distributors, OEMs and vertical markets worldwide. Headquartered in San Diego, California, Novatel Wireless is listed on NASDAQ: NVTL. For more information please visit www.novatelwireless.com. (NVTLE)

Cautionary Note Regarding Forward-Looking Statements

Some of the information presented in this release constitutes forward-looking statements based on management’s current expectations, assumptions, estimates and projections. In this context, forward-looking statements often address expected future business and financial performance and often contain words such as “may,” “estimate,” “anticipate,” “believe,” “expect,” “intend,” “plan,” “project,” “will” and similar words and phrases indicating future results. The information presented in this release related to our outlook for the second quarter of 2010, product growth in the second half of 2010 and battery issues with our MiFi 2372 and 2352 devices are forward-looking. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. The Company therefore cannot guarantee future results, performance or achievements. Actual results could differ materially from the Company’s expectations.

Factors that could cause actual results to differ materially from Novatel Wireless’ expectations are set forth as risk factors in the Company’s SEC reports and filings and include (1) the future demand for wireless broadband access to data, (2) the growth of wireless wide-area networking, (3) changes in commercially adopted wireless transmission standards and technologies including 3G and 4G standards, (4) continued customer and end user acceptance of the Company’s current products and market demand for the Company’s anticipated new product offerings, (5) increased competition and pricing pressure from current or new wireless market participants, (6) dependence on third party manufacturers in Asia and key component suppliers worldwide, (7) unexpected liabilities or expenses, (8) the Company’s ability to introduce new products in a timely manner, (9) litigation, regulatory and IP developments related to our products or component parts of our products, (10) the outcome of pending or future litigation, including the current class action securities litigation, (11) the impact of the current global credit crisis on the value and liquidity of the securities in our investment portfolio, (12) dependence on a small number of customers, (13) the effect of changes in accounting standards and in aspects of our critical accounting policies and (14) our ability to address the thermal battery issues related to our MiFi 2372 and 2352 devices and the adequacy of our existing warranty reserve to address these issues, (15) the Company’s plans and expectations relating to strategic relationships, international expansion, software and hardware developments, personnel matters and cost containment initiatives.

Novatel Wireless Announces First Quarter 2010 Results	Page 4 of 12

These factors, as well as other factors described in the reports filed by the Company with the SEC (available at www.sec.gov), could cause actual results to differ materially. Novatel Wireless assumes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as otherwise required pursuant to applicable law and our on-going reporting obligations under the Securities Exchange Act of 1934, as amended.

Non-GAAP Financial Measures

Novatel Wireless has provided in this release financial information that has not been prepared in accordance with GAAP. Non-GAAP net income and diluted earnings per share exclude stock-based compensation expenses, net of income taxes. Non-GAAP net income and diluted earnings per share assume a tax rate which management believes reflects its long-term effective tax rate.

Non-GAAP net income and diluted earnings per share are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. These non-GAAP financial measures are not intended to be used in isolation and, moreover, they should not be considered as a substitute for net income, diluted earnings per share or any other performance measure determined in accordance with GAAP. We present non-GAAP net income and diluted earnings per share because we consider each to be an important supplemental measure of our performance.

Management uses these non-GAAP financial measures to make operational decisions, evaluate the Company’s performance, prepare forecasts and determine compensation. Further, management believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing the Company’s performance when planning, forecasting and analyzing future periods. The stock-based compensation expenses are expected to vary depending on the number of new grants issued to both current and new employees, and changes in the Company’s stock price, stock market volatility, expected option life and risk-free interest rates, all of which are difficult to estimate. In calculating non-GAAP net income and diluted earnings per share, management excludes stock-based compensation expenses to facilitate-comparability of the Company’s operating performance on a period-to-period basis because such expenses are not, in management’s review, related to the Company’s ongoing operating performance. Management uses this view of its operating performance for purposes of comparison with its business plan and individual operating budgets and allocation of resources.

We further believe that these non-GAAP financial measures are useful to investors in providing greater transparency to the information used by management in its operational decision making. We believe that the use of non-GAAP net income and diluted earnings per share also facilitates a comparison of Novatel Wireless’ underlying operating performance with that of other companies in our industry, which use similar non-GAAP financial measures to supplement their GAAP results.

Novatel Wireless Announces First Quarter 2010 Results	Page 5 of 12

Calculating non-GAAP net income and diluted earnings per share have limitations as an analytical tool, and you should not consider these measures in isolation or as substitutes for GAAP net income and diluted earnings per share. In the future, we expect to continue to incur expenses similar to the non-GAAP adjustments described above, and exclusion of these items in the presentation of our non-GAAP financial measures should not be construed as an inference that these costs are unusual, infrequent or non-recurring. Investors and potential investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. Some of the limitations in relying on non-GAAP net income and diluted earnings per share are:

•	Other companies, including other companies in our industry, may calculate non-GAAP net income and diluted earnings per share differently than we do, limiting their usefulness as a comparative tool.

•

The Company’s income tax expense will be ultimately based on its GAAP taxable income and actual tax rates in effect, which may differ significantly from the effective tax rate used in our non-GAAP financial measures.

In addition, the adjustments to our GAAP net income and diluted earnings per share reflect the exclusion of stock-based compensation expenses that are recurring and will be reflected in the Company’s financial results for the foreseeable future. The Company compensates for these limitations by providing specific information regarding the GAAP amount excluded from the non-GAAP financial measures. The Company further compensates for the limitations of our use of non-GAAP financial measures by presenting comparable GAAP measures more prominently. The Company evaluates the non-GAAP financial measures together with the most directly comparable GAAP financial measures.

Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this press release with our GAAP net income and diluted earnings per share. For more information, see the consolidated statements of operations and the “Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income” contained in this press release.

(C) 2010 Novatel Wireless. All rights reserved. MiFi is a registered trademark of Novatel Wireless, Inc. The Novatel Wireless name and logo are trademarks of Novatel Wireless, Inc. Other product or service names mentioned herein are the trademarks of their respective owners.

For more information, contact:

Julie Cunningham

Vice President, Investor Relations

(858) 431-3711

ir@nvtl.com

or

Mike Bishop

The Blueshirt Group

(415) 217-4968

mike@blueshirtgroup.com

Novatel Wireless Announces First Quarter 2010 Results	Page 6 of 12

NOVATEL WIRELESS, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands)

	March 31, 2010	December 31, 2009
	(Unaudited)
ASSETS

Current assets:

Cash and cash equivalents	$86,064	$100,025
Marketable securities	53,415	27,664
Accounts receivable, net	33,464	36,299
Inventories	19,081	24,973
Deferred tax assets, net	6,453	6,465
Prepaid expenses and other	5,858	4,738

Total current assets	204,335	200,164

Property and equipment, net	14,677	14,911

Marketable securities	45,093	48,355

Intangible assets, net	1,335	1,513

Deferred tax assets, net	16,781	17,248

Other assets	134	316

Total assets	$282,355	$282,507

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:

Accounts payable	$26,633	$27,460
Accrued expenses	26,599	23,236

Total current liabilities	53,232	50,696

Capital lease obligations, long-term	138	184
Other long-term liabilities	20,670	20,472

Total liabilities	74,040	71,352

Stockholders’ equity:

Common stock	31	31
Additional paid-in capital	417,107	416,579
Accumulated other comprehensive income	36	15
Accumulated deficit	(183,859)	(180,470)

	233,315	236,155
Treasury stock at cost	(25,000)	(25,000)

Total stockholders’ equity	208,315	211,155

	$282,355	$282,507

Novatel Wireless Announces First Quarter 2010 Results	Page 7 of 12

NOVATEL WIRELESS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Three Months Ended March 31,
	2010	2009
Net revenues	$72,239	$70,393

Cost of revenues	54,470	54,337

Gross profit	17,769	16,056

Operating costs and expenses:
Research and development	11,342	11,003
Sales and marketing	6,744	4,505
General and administrative	4,373	4,468

Total operating costs and expenses	22,459	19,976

Operating loss	(4,690)	(3,920)

Other income (expense):
Interest income, net	198	481
Other expense, net	(139)	(84)

Loss before income taxes	(4,631)	(3,523)

Income tax benefit	(1,242)	(1,060)

Net loss	$(3,389)	$(2,463)

Per share data:

Net loss per share:
Basic	$(0.11)	$(0.08)
Diluted	$(0.11)	$(0.08)

Weighted average shares used in computation of net loss per share:
Basic	31,185	30,387
Diluted	31,185	30,387

Novatel Wireless Announces First Quarter 2010 Results	Page 8 of 12

NOVATEL WIRELESS, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

(Unaudited)

	Three Months Ended March 31,
	2010	2009
Cash flows from operating activities:
Net loss	$(3,389)	$(2,463)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	2,653	3,646
Provision for bad debts	(116)	114
Inventory provision	487	124
Share-based compensation expense	1,393	1,525
Excess tax benefits from equity based compensation	(88)	(16)
Non-cash income tax expense	677	484
Changes in assets and liabilities:
Accounts receivable	2,951	(17,402)
Inventories	5,438	(3,809)
Prepaid expenses and other assets	(1,293)	177
Accounts payable	(2,036)	9,751
Accrued expenses, income taxes, and other	3,242	(1,234)

Net cash provided by (used in) operating activities	9,919	(9,103)

Cash flows from investing activities:
Purchases of property and equipment	(806)	(572)
Purchases of securities	(55,882)	(41,475)
Securities maturities/sales	33,414	25,448

Net cash used in investing activities	(23,274)	(16,599)

Cash flows from financing activities:
Principal payments under capital lease obligations	(48)	(62)
Taxes paid on vested restricted stock units net of proceeds from stock option exercises	(598)	12
Excess tax benefits from equity based compensation	88	16

Net cash used in financing activities	(558)	(34)
Effect of exchange rates on cash and cash equivalents	(48)	(360)

Net decrease in cash and cash equivalents	(13,961)	(26,096)
Cash and cash equivalents, beginning of period	100,025	77,733

Cash and cash equivalents, end of period	$86,064	$51,637

Supplemental disclosures of cash flow information:
Cash paid during the year for:
Interest	$5	$3
Income taxes	$177	$174

Novatel Wireless Announces First Quarter 2010 Results	Page 9 of 12

Reconciliation of GAAP Net Loss to Non-GAAP Net Loss

Three Months Ended March 31, 2010

(in thousands, except per share data)

(unaudited)

		Net Loss	Earnings (Loss) Per Share, Diluted
GAAP net loss		$(3,389)	$(0.11)

Adjustment:
Share-based compensation expense (a)	$1,393

Income tax expense (20%) (b)	(283)	1,110	0.04

Non-GAAP net loss		$(2,279)	$(0.07)

(a)	Adjustments reflect share-based compensation expense recorded under ASC Topic 718
(b)	Income tax expense associated with share-based compensation expense is computed based on the tax effect of the Company’s non-qualified stock options and restricted stock units.

See “Non -GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

Novatel Wireless Announces First Quarter 2010 Results	Page 10 of 12

Reconciliation of GAAP Gross Profit to Non-GAAP Gross Profit

Three Months Ended March 31, 2010

(in thousands)

(unaudited)

	Gross Profit	GM %
GAAP gross profit	$17,769	24.6%

Adjustment:
Share-based compensation expense (a)	143	0.2%

Non-GAAP gross profit	$17,912	24.8%

(a)	Adjustments reflect share-based compensation expense recorded under ASC Topic 718

See “Non -GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

Novatel Wireless Announces First Quarter 2010 Results	Page 11 of 12

Reconciliation of GAAP Operating Costs and Expenses to Non-GAAP Operating Costs and Expenses

Three Months Ended March 31, 2010

(in thousands)

(unaudited)

	GAAP	Share-based compensation expense (a)	Non-GAAP
Cost of revenues	$54,470	$143	$54,327

Operating costs and expenses:
Research and development	11,342	496	10,846
Sales and marketing	6,744	241	6,503
General and administrative	4,373	513	3,860

Total operating costs and expenses	$22,459	1,250	$21,209

Total		$1,393

(a)	Adjustments reflect share-based compensation expense recorded under ASC Topic 718

See “Non -GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

Novatel Wireless Announces First Quarter 2010 Results	Page 12 of 12

Novatel Wireless, Inc.

Reconciliation of GAAP Loss before Income Taxes to EBITDA and Free Cash Flow

Three Months Ended March 31, 2010

(in thousands)

(unaudited)

Three Months Ended March 31, 2010
Loss before income taxes	$(4,631)
Depreciation and amortization charges	2,653
Share-based compensation expense	1,393
Other expense (income)	(59)

EBITDA	(644)

Capital expenditures	(806)

Free cash flow	$(1,450)

See “Non -GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.